COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

34.    COMMITMENTS AND CONTINGENCIES

Capital commitments – As of December 31, 2018, the Group had executed purchase agreements of approximately RUB 36,875 million to acquire property, plant and equipment, intangible assets and costs related thereto.

Agreement with Apple – In April 2017, the Group entered into an unconditional purchase agreement with Apple Rus LLC (“Purchase agreement”) to buy 615 thousand iPhone handsets at list prices at the dates of respective purchases over a period ending June 30, 2019. Pursuant to the agreement the Group is also required to incur certain iPhone advertising and promotion costs. As of December 31, 2018 the Group fully completed total purchase installment outlined by the agreement.

Taxation – Russia and other CIS countries currently have several laws related to various taxes imposed by both federal and regional governmental authorities. Applicable taxes include VAT, corporate income tax (profits tax), a number of turnover-based taxes, and payroll (social) taxes. Laws related to these taxes have not been in force for significant periods, in contrast to more developed market economies; therefore, the government’s implementation of these regulations is often inconsistent or non-existent. Accordingly, few precedents regarding tax rulings have been established. Tax declarations, together with other legal compliance areas (for example, customs and currency control matters), are subject to review and investigation by a number of authorities, which are enabled by law to impose extremely severe fines, penalties and interest charges. These facts create tax risks in Russia and the CIS countries that are more significant than those typically found in countries with more developed tax systems.

Generally, according to Russian and Ukrainian tax legislation, tax declarations remain open and subject to inspection for a period of three years following the respective tax year. As of December 31, 2018, the tax declarations of MTS PJSC and other subsidiaries in Russia and Ukraine for the preceding three fiscal years were open for further review. Since 2016, MTS PJSC communicates with tax authorities through the Tax Monitoring regime, which enables it to disclose information and documents related to the calculation of its tax liabilities on-line.

In 2017, the Russian tax authorities completed a tax audit of MTS PJSC for the years ended December 31, 2015 and 2014. As of December 31, 2018 additional taxes, fines and penalties resulting from the tax audit in total amount of RUB 591 million were fully settled by the Group.

Рricing of goods and services provided within the Group is subject to transfer pricing rules.

The management believes that it has adequately provided for tax liabilities in the accompanying consolidated financial statements. However, the risk remains that the relevant tax authorities could take different positions with regarding interpretive issues which could have a significant effect.

The Group assessed the following contingent liabilities in respect of additional tax settlements:

	December 31,	December 31,
	2018	2017
Contingent liabilities for additional taxes other than income tax	730	732
Contingent liabilities for additional income taxes	2,051	2,591

Licenses – In May 2007, the Federal Service for Supervision in the Area of Communications, Information Technologies and Mass Media awarded MTS a license to provide 3G services in Russia. The 3G license was granted subject to certain capital and other commitments.

In July 2012, the Federal Service for Supervision in the Area of Communications, Information Technologies and Mass Media allocated MTS the necessary license and frequencies to provide LTE telecommunication services in Russia. Under the terms and conditions of the LTE license, the Group is obligated to fully deploy LTE networks within seven years, starting from January 1, 2013, and deliver LTE services in each population center with over 50,000 inhabitants in Russia by 2019. Also, the Group is obligated to invest at least RUB 15 billion annually in the LTE roll-out until the network is fully deployed.

In March 2015, MTS-Ukraine acquired a nationwide license for the provision of UMTS (3G) telecommunications services through an open tender. The cost of the license was UAH 2,715 million (RUB 6,015 million at the acquisition date) and this was granted for 15 years. In accordance with the terms of the license, MTS-Ukraine was required to launch UMTS services in Ukraine by October 2016, and provide coverage throughout Ukraine by April 2020.

In accordance with the terms of the license, MTS-Ukraine also concluded agreements to convert the provided frequencies for commercial use with the Ministry of Defense of Ukraine, Ministry of Internal Affairs of Ukraine and State Service of Special Communications and Information Protection of Ukraine. For the conversion of frequencies, MTS-Ukraine paid UAH 358 million (RUB 865 million as of the payment date) in 2015 and UAH 299 million (RUB 645 million as of the payment date) in 2017, UAH 230 million (RUB 535 million as of the payment date) in 2018.

In January and March 2018, VF Ukraine PrJSC secured a 4G LTE licenses in the 2510-2520 / 2630-2640 and 1780-1785 / 1875-1880 MHz bands as the result of a national auction. Under the terms and conditions of the LTE licenses, VF Ukraine is obligated to deliver LTE services to not less than 90% of the population in each regional center of Ukraine (with certain exceptions) within 12 months from the date when the licenses were effective. VF Ukraine is also obligated to deliver LTE services to at least 90% of the population in each population center with over 10 000 inhabitants (with certain exceptions) within 42 months from the issuance of the licences. For the conversion of frequencies, MTS-Ukraine paid UAH 130 million (RUB 271 million as of the payment dates) in 2018.

The management believes that as of December 31, 2018, the Group is in compliance with conditions of the aforementioned licenses.

Litigation – In the ordinary course of business, the Group is a party to various legal, tax and customs proceedings, and subject to claims, some of which relate to developing markets and evolving fiscal and regulatory environments within MTS's markets of operation.

In 2017, Federal Antimonopoly Service of the Russian Federation (FAS Russia) issued a warning to MTS and some other federal operators on termination of actions containing signs of violation of the antimonopoly laws in respect of establishing unreasonable differences in tariffication of communication services for subscribers in home region and outside. Following non-compliance with the warning, FAS Russia has opened antimonopoly proceeding against MTS. FAS Russia has also opened antimonopoly proceeding against MTS for establishing high prices for communication services in national roaming. In 2018, MTS changed the principles and terms of tariffication when travelling about the country. FAS Russia held MTS administratively liable and imposed administrative fines on MTS in amount of RUB 1 million in respect of each proceeding.

In August 2018, FAS Russia has charged MTS and other federal operators with violation of antimonopoly laws in respect to establishing distinguished terms and conditions for SMS pricing for the entities with state-owned equity interest as compared to the terms and conditions for the other entities and establishing unreasonably high SMS prices. Investigation is currently in process. Following the case examination a fine may be imposed on MTS or illegally obtained income may be recovered.

FAS Russia determines the amount of illegally obtained income as the difference between the amount of revenue received from applying monopolistically high prices and the amount of revenue that could have been received if “reasonable” prices were applied. There is no information regarding the level of prices that FAS Russia considers economically justified. It is not possible to make a reliable estimation of amount of fine that could be imposed.

Potential adverse effects of economic instability and sanctions in Russia – In 2014 political and economic sanctions targeting certain Russian economic sectors were introduced by the EU, US and other countries. Sanctions were subsequently extended and there is significant uncertainty regarding the extent and timing of further sanctions. Furthermore, the Russian Ruble has materially depreciated against the U.S. Dollar and Euro and Ruble interest rates have increased significantly after the Central Bank of Russia raised its key rate to 17% in December, 2014. In 2018 due to Russia’s ability to remain stable amid severe external shocks, Russia’s sovereign credit ratings were increased from “stable” to “positive”. The Central Bank of Russia has gradually decreased its key rate to 7.75% as of December 31, 2018.

These factors resulted in a lower cost of capital and a stable rate of inflation. However, in Russia there is an uneven growth dynamics, which could have a negative impact on the Group’s business including ability to obtain financing on commercially reasonable terms. The management believes it is acting appropriately to support the sustainability of the Group’s business in the current circumstances. The Group has a hedging policy in place, which partly mitigates the variability of cash outflows, denominated in foreign currencies.

Political and economic crisis in Ukraine – During the year ended December 31, 2014, a deterioration in the political environment of Ukraine has led to general instability, economic deterioration and armed conflict in eastern Ukraine. In 2014 The National Bank of Ukraine (“NBU”) passed a decree prohibiting Ukrainian companies to pay dividends to foreign investors. The decree was extended several times and its edition effective as of December 31, 2018 allows payment of dividends for the FY 2017 and all preceding periods, subject to certain restrictions. Furthermore, since 2014 the Group established a provision in respect of cash balances in several Ukrainian banks, whose liquidity was affected by the economic downturn.

The Group believes that these circumstances, despite the recent improvement, combined with political and economic instability in the country, could result in further negative impact on the Group’s business including financial position and results of operations.

As of December 31, 2018, the Group held RUB 6,596 million in current accounts and deposits in Ukrainian banks.

Anti-terror law – On July 7, 2016 a series of anti-terror laws (also known as “Yarovaya-Ozerov bundle of laws”) was enacted by the signature of the President of Russia. In general terms, the laws mandate that operators store and record phone conversations, text messages of subscribers, images, sounds, video and other types of communications by telecommunications operators for defined periods of time. These requirements are effective starting July 1, 2018. Compliance with the laws require the construction of additional storage, processing and indexing centers.The Group expects the increase in related capital expenditures, which cannot be measured reliably.

Investigations into former operations in Uzbekistan – In March 2019, the Group reached a resolution with the United States Securities and Exchange Commission (“SEC”) and the United States Department of Justice (“DOJ”) relating to the previously disclosed investigation of the Group’s former subsidiary in Uzbekistan.

The Group consented to the entry of an administrative cease-and-desist order (the “Order”) by the SEC.

The United States District Court for the Southern District of New York approved a deferred prosecution agreement (“DPA“) entered by the Group and a plea agreement entered into a subsidiary of the Group in Uzbekistan. Under the agreements with the DOJ, the Group agreed to pay a total criminal penalty of USD 850 million (RUR 59.1 billion as of December 31, 2018) to the United States. The Group provided a provision of USD 850 million (RUB 55.8 billion as of the date of accrual), which was recognized as a part of discontinued operations in the consolidated statements of profit or loss for the year ended December 31, 2018.

Under the DPA and the Order, the Group agreed to appoint an independent compliance monitor. Pursuant to the DPA and the Order, the monitorship will continue for a period of three years, and the term of the monitorship may be terminated early or extended depending on certain circumstances, as ultimately determined and approved by the DOJ and SEC.